================================================================================
                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


               DATE OF EARLIEST EVENT REPORTED: September 12, 2005


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)



                         COMMISSION FILE NUMBER 1-13167


        Internal Revenue Service - Employer Identification No. 74-1611874


                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800

                                  ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

===============================================================================

ITEM 8.01 OTHER EVENTS

     On September 12, 2005, the Company announced that the VICKSBURG, owned and operated by its wholly owned subsidiary Atwood Oceanics Pacific Limited, has been awarded a contract by Petrofac (Malaysia - PM 304), Ltd., ("PETROFAC) to drill four (4) firm wells with options to drill three (3) additional wells off the coast of Malaysia. The contract provides for a dayrate of $82,000 for the four (4) firm wells and $87,000 for any option wells drilled. This contract will commence immediately upon the rig, being demobilized back to Malaysia following the completion of the drilling program for Total Exploration and Production Myanmar (estimated March/April 2006). If all seven wells are drilled, the Petrofac commitment could extend 150 to 200 days.

     The ATWOOD BEACON is currently drilling the third of now a six (6) firm well program offshore Vietnam for Hoang Long and Hoan Vu Joint Operating Companies ("Hoang Long") after Hoang Long exercised its two (2) remaining options. This drilling program is expected to extend to May/June 2006. Immediately upon the rig completing its current contract in Vietnam, the rig will commence its mobilization to India to commence a twenty-five (25) month drilling program for Gujarat State Petroleum Corporation Ltd. at a dayrate ranging from $113,000 to $133,500.

     Due to a change in strategic objectives, BG International has given notice, in accordance with the contract, of early termination of the contract for the ATWOOD SOUTHERN CROSS to drill one well in the Mediterranean Sea. We do not expect to incur any significant financial impact from this contract termination. The rig has completed its mobilization to the Mediterranean Sea and is currently preparing to commence drilling one well for Isramco in mid to late September 2005 at a dayrate of $60,000. Upon completion of the Isramco drilling program (estimated November 2005), the rig will be moved to a shipyard for approximately 40 days for required inspections, Italian certification and equipment upgrade to drill two firm wells for EniSpA AGIP Exploration & Production Division ("AGIP") offshore Italy. This contract provides for a dayrate of $70,000 and $73,000 for the two-firm wells. Upon completion of the AGIP drilling program (estimated April to May 2006), the rig will immediately commence its drilling commitment with Melrose Resources. This contract provides for an operating dayrate of $125,000 and could extend for six (6) months.

     A copy of the press release announcing the VICKSBURG contract, exercise of ATWOOD BEACON options and early termination of a one (1) well contract for the ATWOOD SOUTHERN CROSS is filed with the Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 EXHIBITS

EXHIBIT NO.

EX-99.1  Press Release dated September 12, 2005

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction and repair of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2004, filed with the Securities and Exchange Commission.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ATWOOD OCEANICS, INC.
                                       (Registrant)



                                       /s/ James M. Holland
                                       James M. Holland
                                       Senior Vice President

                                       DATE: September 12, 2005

                                  EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION


EX - 99.1         Press Release dated September 12, 2005

                                                            EXHIBIT EX. - 99.1
               ATWOOD OCEANICS ANNOUNCES THE VICKSBURG CONTRACT,
                     EXERCISE OF ATWOOD BEACON OPTIONS AND
                  EARLY TERMINATION OF A ONE (1) WELL CONTRACT
                         FOR THE ATWOOD SOUTHERN CROSS

Houston, Texas
12 September 2005

FOR IMMEDIATE RELEASE

     On September 12, 2005, the Company announced that the VICKSBURG, owned and operated by its wholly owned subsidiary Atwood Oceanics Pacific Limited, has been awarded a contract by Petrofac (Malaysia - PM 304), Ltd., ("PETROFAC) to drill four (4) firm wells with options to drill three (3) additional wells off the coast of Malaysia. The contract provides for a dayrate of $82,000 for the four (4) firm wells and $87,000 for any option wells drilled. This contract will commence immediately upon the rig, being demobilized back to Malaysia following the completion of the drilling program for Total Exploration and Production Myanmar (estimated March/April 2006). If all seven wells are drilled, the Petrofac commitment could extend 150 to 200 days.

     The ATWOOD BEACON is currently drilling the third of now a six (6) firm well program offshore Vietnam for Hoang Long and Hoan Vu Joint Operating Companies ("Hoang Long") after Hoang Long exercised its two (2) remaining options. This drilling program is expected to extend to May/June 2006. Immediately upon the rig completing its current contract in Vietnam, the rig will commence its mobilization to India to commence a twenty-five (25) month drilling program for Gujarat State Petroleum Corporation Ltd. at a dayrate ranging from $113,000 to $133,500.

     Due to a change in strategic objectives, BG International has given notice, in accordance with the contract, of early termination of the contract for the ATWOOD SOUTHERN CROSS to drill one well in the Mediterranean Sea. We do not expect to incur any significant financial impact from this contract termination. The rig has completed its mobilization to the Mediterranean Sea and is currently preparing to commence drilling one well for Isramco in mid to late September 2005 at a dayrate of $60,000. Upon completion of the Isramco drilling program (estimated November 2005), the rig will be moved to a shipyard for approximately 40 days for required inspections, Italian certification and equipment upgrade to drill two firm wells for EniSpA AGIP Exploration & Production Division ("AGIP") offshore Italy. This contract provides for a dayrate of $70,000 and $73,000 for the two-firm wells. Upon completion of the AGIP drilling program (estimated April to May 2006), the rig will immediately commence its drilling commitment with Melrose Resources. This contract provides for an operating dayrate of $125,000 and could extend for six (6) months.


     Statements contained in this release with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's Annual Report on Form 10-K for the year ended September 30, 2004, filed with the Securities and Exchange Commission.


                                                   Contact:  Jim Holland
                                                          (281) 749-7804